Senior preferred shares (Tables)	12 Months Ended
Dec. 31, 2021
Senior Preferred Shares
The fair value of the convertible embedded derivative was measured using methodology consistent with the share price valuation described on share-based payments (note 10).

The fair value of the convertible embedded derivative was measured using methodology consistent with the share price valuation described on share-based payments (note 10).

	2021	2020

Balance at beginning of the year	400,915	-
New issuances	-	300,000
Deferred expenses	-	(236)

Interest accrued	22,108	28,630
Changes in the fair value of the embedded derivative conversion feature	(22,108)	72,521
Expenses with convertible instruments	-	101,151

Conversion of senior preferred shares and embedded derivative into equity	(400,915)	-
Balance at end of the year	-	400,915
Host debt instrument at amortized cost	-	328,394
Embedded derivative at fair value	-	72,521